Exhibit 10.5

INVESTOR RIGHTS AGREEMENT
Among
WESTWOOD ONE, INC.,
GORES RADIO HOLDINGS, LLC
AND
CERTAIN OTHER INVESTORS

Dated as of April 23, 2009

TABLE OF CONTENTS

Page
ARTICLE I.

DEFINITIONS; RULES OF CONSTRUCTION

SECTION 1.01. Definitions	1
SECTION 1.02. Rules of Construction	5

ARTICLE II.

REPRESENTATIONS AND WARRANTIES

ARTICLE III.

SHARE TRANSFERS

SECTION 3.01. Restrictive Legend	6
SECTION 3.02. Transfers / Securities Laws	7
SECTION 3.03. Improper Transfer; Joinder Agreements	7
SECTION 3.04. Public Company Listing	7

ARTICLE IV.

RIGHTS OF CERTAIN STOCKHOLDERS

SECTION 4.01. Tag-Along Rights	7
SECTION 4.02. Drag-Along Rights	9
SECTION 4.03. Preemptive Notice	10
SECTION 4.04. Board of Directors	11
SECTION 4.05. Charter Amendment	11
SECTION 4.06. Piggyback Registration Rights	12
SECTION 4.07. ADTV	13

ARTICLE V.

MISCELLANEOUS

SECTION 5.01. Notices	14
SECTION 5.02. Binding Effect; Benefits	14
SECTION 5.03. Amendment	14
SECTION 5.04. Assignability	14
SECTION 5.05. Governing Law; Venue; Waiver of Jury Trial	15
SECTION 5.06. Enforcement	15
SECTION 5.07. Severability	15
SECTION 5.08. Section and Other Headings	15
SECTION 5.09. Counterparts	15
SECTION 5.10. Entire Agreement	16
SECTION 5.11. Termination of Certain Provisions	16
SECTION 5.12. Information	16

i

INVESTOR RIGHTS AGREEMENT
THIS INVESTOR RIGHTS AGREEMENT (the “Agreement”), dated as of April 23, 2009, among Westwood One, Inc., a Delaware corporation (the “Company”), Gores Radio Holdings, LLC (“Gores”), and the other investors identified on the signature pages hereto (the “Original Investor Stockholders”) and the parties executing a Joinder Agreement (as defined below) in accordance with the terms hereof.
WHEREAS, the parties hereto desire to enter into this Agreement to provide for certain rights and restrictions with respect to the Capital Stock (as defined below).
NOW, THEREFORE, the parties mutually agree as follows:
ARTICLE I.
DEFINITIONS; RULES OF CONSTRUCTION
SECTION 1.01. Definitions. The following terms, as used herein, have the following meanings:
“Affiliate” of any specified Person means any other Person directly or indirectly controlling, controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, “control” when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing. No Person shall be deemed an Affiliate of another Person solely by virtue of the fact that both Persons own shares of the Company’s Capital Stock.
“Board” means the Board of Directors of the Company.
“Business Day” means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in The City of New York are authorized or obligated by law or executive order to close.
“Capital Stock” means any and all shares, interests, participations, rights in or other equivalents (however designated) of the Company’s capital stock, and any rights, warrants or options exercisable or exchangeable for or convertible into such capital stock.
“CBS” means CBS Radio Inc.
“CBS Registration Rights Agreement” means the Amended and Restated Registration Rights Agreement, dated as of March 3, 2008, by and between the Company and CBS.
“Commission” means the Securities and Exchange Commission.
“Common Stock” means the Common Stock of the Company, par value $0.01 per share.

“Conditions” means any required material third-party or governmental approvals, compliance with applicable laws and the absence of any injunction or similar legal order preventing such transaction.
“Eligible Offering” means an offer by the Company after the date hereof to sell to any Person or Persons (including any of the Stockholders) for cash, any Capital Stock (or debt convertible into Capital Stock) of the Company, other than:
(i) in an underwritten public offering registered under the 1933 Act or pursuant to a Rule 144A offering under the 1933 Act;
(ii) pursuant to any stock option, stock purchase or other benefit plan, or agreement approved by the Board to independent contractors, employees, officers, directors, consultants, service providers and/or advisors to the Company or its subsidiaries; provided, that at the time such plan or agreement was approved, the total amount of Common Stock issuable under all stock option, stock purchase or other benefit plans or agreements of the Company (including such plan or agreement approved by the Board) does not exceed 20% of the Company’s then outstanding Common Stock (including the Preferred Stock on an as-converted basis);
(iii) as consideration to any third party seller in connection with the bona fide acquisition by the Company or any subsidiary of the Company of the assets or securities of any Person in any transaction approved by the Board;
(iv) in connection with a stock split or recapitalization;
(v) as an inducement to a third party investor (in its capacity as a lender) in connection with any bona fide debt financing, subject to terms and conditions approved by the Board (but only if there are no Stockholders or Affiliates of the Company who are providing any portion of such debt financing); and
(vi) pursuant to the transactions contemplated by each of the Securities Purchase Agreement and the Purchase Agreement.
“Gores Investors” means Gores and its Related Persons that sign a Joinder Agreement in accordance with the terms hereof.
“Gores Registration Rights Agreement” means the Registration Rights Agreement between the Company and The Gores Group, LLC, dated as of March 3, 2008.
“Investor Stockholders” means each Original Investor Stockholder and each direct or indirect transferee of such Original Investor Stockholder (other than any Gores Investor) that signs a Joinder Agreement in accordance with the terms hereof; provided, that a Person shall cease to be an Investor Stockholder (other than in connection with the sale by the Gores Investors of all of their shares of Capital Stock to a third party, in which case such Persons shall continue to be subject to the provisions of Sections 3.01, 3.02, 3.03, 4.01, 4.02 and Article V) on the first date on which the applicable Investor Stockholder, together with its Related Persons that have executed a Joinder Agreement, owns less than 20% of the Common Stock (including any shares of Preferred Stock on an as-converted basis) owned by the Investor Stockholder, together with its Related Persons that have executed a Joinder Agreement , at the time such Person became an Investor Stockholder and counting only those shares of Common Stock or Preferred Stock issued on the date hereof (or upon conversion of the Preferred Stock) to the applicable Original Investor Stockholder.

“Joinder Agreement” means a joinder agreement, a form of which is attached hereto as Exhibit A.
“Minimum Number” on any date means 60% of the Common Stock (including the Preferred Stock on an as-converted basis) owned by the Original Investor Stockholders on the date hereof immediately after giving effect to the transactions contemplated by the Securities Purchase Agreement.
“NASDAQ Global Market” has the meaning ascribed thereto in NASDAQ Rule 4200(a)(25).
“1933 Act” means the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.
“1934 Act” means the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.
“Offered Shares” has the meaning set forth in Section 4.01.
A Person is deemed to “Own” or to have acquired “Ownership” of a security if such Person (i) is the record owner of such security, (ii) is the beneficial owner (within the meaning of Rule 13d-3 under the 1934 Act) of such security or (iii) has the authority or right to vote such security.
“Person” means an individual, a corporation, a partnership, a limited liability company, an association, a trust or any other entity or organization, including a government, a political subdivision or an agency or instrumentality thereof.
“Preemptive Notice” has the meaning set forth in Section 4.03.
“Preferred Stock” means the Series A-1 Preferred Stock and Series B Preferred Stock.
“Pro Rata Portion” means, with respect to any Stockholder on any date, a fraction, the numerator of which is the number of shares of Common Stock (including shares of Preferred Stock on an as-converted basis) owned by such Stockholder and (b) the denominator of which is the number of shares of Common Stock (including shares of Preferred Stock on an as-converted basis) owned by all Stockholders.
“Prospectus” means the prospectus included in a Registration Statement (including a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the 1933 Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference in such Prospectus.

“Purchase Agreement” means the Purchase Agreement, dated as of April 23, 2009, among the Company and the purchasers signatory thereto.
“Purchaser” has the meaning set forth in Section 4.01.
“Registrable Securities” means any Common Stock issuable to the Investor Stockholders pursuant to the Securities Purchase Agreement, together with any securities issued or issuable upon any stock split, stock dividend or other distribution or in connection with a combination of shares, recapitalization, merger, consolidation or similar event with respect to the foregoing, in each case until such securities are no longer held by an Investor Stockholder.
“Registration Statement” means any registration statement to be filed under the 1933 Act, that covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus included therein, all amendments and supplements to such Registration Statement, including pre- and post-effective amendments, all exhibits and all material incorporated by reference in such Registration Statement.
“Related Person” means, with respect to any Person, (a) an Affiliate of such Person, (b) any investment manager, investment advisor or general partner of such Person, and (c) any investment fund, investment account or investment entity whose investment manager, investment advisor or general partner is such Person or a Related Person of such Person; provided, that no Person shall be deemed an Affiliate of another Person solely by virtue of the fact that both Persons own shares of the Capital Stock of the Company.
“Requisite Stockholders” means Gores and the holders of a majority of the Common Stock (including Preferred Stock on an as-converted basis) owned by all Investor Stockholders.
“Rule 144” and “Rule 144A” means Rule 144 and Rule 144A, respectively, promulgated by the Commission pursuant to the 1933 Act, as such Rules may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.
“Sale” means (i) the Transfer in one or a series of related transactions by the Gores Investors of at least 50% of all shares of Common Stock (including any shares of Preferred Stock counted on an as-converted basis) outstanding on the date of such Sale to any Person or “group” of Persons (other than Gores Investors) whether direct or indirect or by way of any merger, consolidation or other business combination or purchase of beneficial ownership or otherwise; (ii) the sale of all or substantially all of the assets of the Company and its consolidated subsidiaries, whether by merger, consolidation, business combination or purchase of beneficial ownership or otherwise.
“Securities Purchase Agreement” means the Securities Purchase Agreement, dated as of the date hereof, among the Company, the Original Investor Stockholders and Gores.
“Series A-1 Preferred Stock” means the Series A-1 Convertible Preferred Stock of the Company, par value $0.01 per share.
“Series B Preferred Stock” means the Series B Convertible Preferred Stock of the Company, par value $0.01 per share.

“Spousal Consent” means a spousal consent, a form of which is attached hereto as Exhibit B.
“Stockholder Representations” has the meaning set forth in Section 4.01.
“Stockholders” means Gores, any Gores Investor executing a Joinder Agreement and the Investor Stockholders.
“Tag-Along Notice” has the meaning set forth in Section 4.01.
“Tag-Along Sale” has the meaning set forth in Section 4.01.
“Tag-Along Stockholder” means a Stockholder that elects to participate in a Tag-Along Sale pursuant to Section 4.01 hereof.
“Transfer” means the offer, sale, donation, assignment (as collateral or otherwise), mortgage, pledge, grant, hypothecation, encumbrance, gift, bequest or transfer or disposition of any security (including transfer by reorganization, merger, sale of substantially all of the assets or by operation of law).
“Transferee” means any Person who acquires shares of Capital Stock from a Stockholder.
SECTION 1.02. Rules of Construction. (a) Any provision of this Agreement that refers to the words “include,” “includes,” or “including” shall be deemed to be followed by the words “without limitation.”
(b) In the event that any claim is made by any Person relating to any conflict, omission or ambiguity in this Agreement, no presumption or burden of proof or persuasion shall be implied by virtue of the fact that this Agreement was prepared by or at the request of a particular Person or its counsel.
(c) References to numbered or letter articles, sections, and subsections refer to articles, sections and subsections, respectively, of this Agreement unless expressly stated otherwise. All references to this Agreement include, whether or not expressly referenced, the exhibits and appendices attached hereto.
ARTICLE II.
REPRESENTATIONS AND WARRANTIES
Each of the parties hereby severally represents and warrants to each of the other parties as follows:
(a) Authority; Enforceability. Such party (i) has the legal capacity or organizational power and authority to execute, deliver and perform its obligations under this Agreement and (ii) (in the case of parties that are not natural persons) is duly organized and validly existing and in good standing under the laws of its jurisdiction of organization. This Agreement has been duly executed and delivered by such party and constitutes a legal, valid and binding obligation of such party, enforceable against it in accordance with the terms of this Agreement, subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the rights of creditors generally and to the exercise of judicial discretion in accordance with general principles of equity (whether applied by a court of law or of equity).

(b) Consent. No consent, waiver, approval, authorization, exemption, registration, license or declaration is required to be made or obtained by such party, other than those that have been made or obtained on or prior to the date hereof, in connection with (i) the execution or delivery of this Agreement or (ii) the consummation of any of the transactions contemplated hereby. To the extent the Stockholder is a natural person and is married, no Spousal Consent is required in connection with the transactions contemplated hereby or such Stockholder has delivered a Spousal Consent executed by his spouse.
ARTICLE III.
SHARE TRANSFERS
SECTION 3.01. Restrictive Legend. Each certificate representing shares of Series A-1 Preferred Stock, Series B Preferred Stock and Common Stock issued upon the conversion of the Preferred Stock held by a Stockholder will bear a legend in substantially the following form (with such additions thereto or changes therein as the Company may be advised by counsel are required by law or necessary to give full effect to this Agreement):
(i) With respect to such Common Stock:
“These securities have not been registered under the Securities Act of 1933, as amended, or under the securities laws of any state, and, accordingly cannot be offered, sold or transferred unless and until they are so registered under such Act and applicable state securities laws or unless exemption is then available under such Act and such laws.”
(ii) With respect to the Series A-1 Preferred Stock and the Series B Preferred Stock:
“Neither these securities nor the shares of Common Stock issuable upon conversion have been registered under the Securities Act of 1933, as amended, or under the securities laws of any state, and, accordingly cannot be offered, sold or transferred unless and until they are so registered under such Act and applicable state securities laws or unless exemption is then available under such Act and such laws.”
(iii) With respect to such Common Stock, the Series A-1 Preferred Stock and the Series B Preferred Stock:
“The securities represented by this certificate are also subject to the terms and conditions of an Investor Rights Agreement dated as of April 23, 2009, as it may be amended from time to time. The Investor Rights Agreement contains, among other things, certain tag-along and drag-along rights and restrictions applicable to the securities. A copy of the Investor Rights Agreement is available upon request from the Company.”

SECTION 3.02. Transfers / Securities Laws. Each Stockholder agrees not to make any Transfer of all or any portion of any Series B Preferred Stock or Common Stock issued upon the conversion thereof unless and until:
(a) such Stockholder shall have notified the Company of the proposed Transfer and shall have furnished the Company with a reasonable description of the circumstances surrounding the proposed Transfer; and
(b) either (i) there is in effect a registration statement under the 1933 Act covering such proposed Transfer and such Transfer is made in accordance with such registration statement, or (ii) such Stockholder shall furnish the Company with an opinion of counsel (which counsel may be an employee of such Stockholder), reasonably satisfactory to the Company, that such Transfer shall not require registration of such shares under the 1933 Act.
For the avoidance of doubt, each Investor Stockholder may transfer Series B Preferred Stock or Common Stock without simultaneously transferring any Notes (as defined in the Securities Purchase Agreement).
SECTION 3.03. Improper Transfer; Joinder Agreements. (a) Any attempt to Transfer any shares of Series B Preferred Stock or Common Stock issued upon the conversion thereof not in accordance with this Agreement shall be null and void and no right, title or interest in or to such shares shall be Transferred to the purported transferee, buyer, donee, assignee or encumbrance holder. The Company will not give, and will not authorize the Company’s transfer agent to give, any effect to such attempted Transfer in its stock records. (b) Only Transferees who are purchasing or receiving all of the shares of Common Stock (including shares of Preferred Stock counted on an as converted basis) held by a Stockholder on the date hereof in a private sale or transfer will be entitled to execute and deliver a Joinder Agreement.
SECTION 3.04. Public Company Listing. The Company shall use commercially reasonable efforts to remain subject to the reporting requirements of Section 13 or 15(d) of the 1934 Act regardless of whether it could satisfy the conditions that would permit it to cease to be subject to said reporting requirements.
ARTICLE IV.
RIGHTS OF CERTAIN STOCKHOLDERS
SECTION 4.01. Tag-Along Rights. (a) If any Gores Investor proposes to Transfer shares of Common Stock after such time as the Gores Investors, collectively, have already Transferred 10% or more of the Common Stock outstanding on the date hereof (including any shares of Preferred Stock counted on an as-converted basis) to a Person other than a Related Person (the “Purchaser”), other than pursuant to (1) Section 4.02, (2) an effective registration statement under the 1933 Act or (3) a sale pursuant to Rule 144 under the 1933 Act for so long as such Gores Investor is an Affiliate of the Company as set forth in such rule, Gores shall give written notice (a “Tag-Along Notice”) of such proposed Transfer (a “Tag-Along Sale”) to the Investor Stockholders at least 7 Business Days prior to the consummation of such proposed Transfer, setting forth: (i) the total number of shares of Common Stock offered to be Transferred to the Purchaser (the “Offered Shares”) and the purchase price per share,

(ii) any other material terms and conditions of the proposed Transfer, including whether the Purchaser will purchase all shares proffered,
(iii) the expected date of the proposed Transfer, and
(iv) an undertaking that each such Investor Stockholder shall have the right to elect to sell up to its Pro Rata Portion of such Offered Shares in accordance with the procedures set forth in Section 4.01(b).
(b) Upon delivery of a Tag-Along Notice, each Investor Stockholder shall have the right, but not the obligation, to sell up to its Pro Rata Portion of the Offered Shares at the same price per share of Capital Stock for the same form of consideration and pursuant to the same terms and conditions as set forth in the Tag-Along Notice by sending written notice to Gores not less than 7 Business Days after the date of the Tag-Along Notice, indicating its election to sell up to its Pro Rata Portion of such Offered Shares in the same transaction. Each Tag-Along Stockholder shall be permitted to sell to the Purchaser on the same terms and conditions as are applicable to the proposed Transfer by such Gores Investor that number of shares of its Common Stock as to which it has validly made its election and Gores shall be permitted to concurrently sell the balance of the shares of Common Stock that are the subject of the Tag-Along Notice that are not sold by the Tag-Along Stockholders.
(c) No Tag-Along Stockholder shall be required to make representations and warranties in connection with such sale, other than representations and warranties, on a several basis, with respect to (i) the Company, to the extent also given by Gores, any such representations and warranties to be made only to the extent of the knowledge, without any investigation, of the individual employees of such Tag-Along Stockholder responsible for management of such Tag-Along Stockholder’s investment in the Preferred Stock or Common Stock, as the case may be, provided that the Person or Persons in whose favor the representations and warranties run acknowledges in writing that such Stockholder’s liability for a breach of any such representations and warranties (whether made by such Tag-Along Stockholder or by Gores) is limited with respect to the Tag-Along Stockholder as provided in the second and third sentences of this Section 4.01(c) or the fourth and fifth sentences of Section 4.02(d), as applicable, (ii) such Tag-Along Stockholder’s due organization, power and authority, (iii) such Tag-Along Stockholder’s ownership of the shares and ability to freely convey such shares without liens or encumbrances (other than those that arise under federal or state securities laws or by virtue of this Agreement), (iv) non-contravention of such Tag-Along Stockholder’s charter, bylaws or other organizational documents or material agreements of such Tag-Along Stockholder and (v) the enforceable nature of such Tag-Along Stockholder’s obligations under the documents for such sale to which it is a party (subject in each case to customary qualifications) (collectively, the “Stockholder Representations”). No Tag-Along Stockholder shall be required to participate in any escrow or indemnity obligations relating to such Tag-Along Sale in excess of such Tag-Along Stockholder’s pro rata participation in the Tag-Along Sale (based on proceeds to be received). Any indemnity obligation of a Tag-Along Stockholder in connection with a Tag-Along Sale in which it will participate will be several and not joint and will be limited to its pro rata share of the actual amount of such indemnification obligation and in no event shall its payment (or deemed payment) in respect thereof, together with all other indemnification payments (or deemed payments) in respect of such Tag-Along Sale, be greater than (A) the amount of consideration actually received by it at or before the time such indemnification payment is made and (B) the forfeit by such Tag-Along Stockholder of any consideration to which it is entitled but has not yet received (including, without limitation, as a result of an escrow agreement, earn-out or similar arrangement) in the Tag-Along Sale. Notwithstanding anything to the contrary herein, a Stockholder participating in a Tag-Along Sale or a Sale will have an indemnity obligation (subject to the limitations provided in the second and third sentences of this Section 4.01(c) or the fourth and fifth sentences of Section 4.02(d), as applicable) for breaches of representations and warranties made by Gores in respect of the Company even if such Stockholder did not itself make the representations or warranties or made a more limited representation or warranty.

(d) If no Investor Stockholder elects to sell shares of Common Stock pursuant to this Section 4.01, such Gores Investor shall have the right for a period of 120 days (which period may be extended to 180 days to the extent necessary to satisfy any Conditions) after the expiration of the 7 Business Day period referred to in Section 4.01(b) to Transfer the Offered Shares subject to the Tag-Along Notice to the Purchaser at a price not greater than the price contained in, and otherwise on terms and conditions no more favorable to such Gores Investor than those set forth in, the Tag-Along Notice. After the end of the 120-day period referred to in this Section 4.01(d) (including any permitted extension thereof), such Gores Investor will not effect any transaction in any shares of Common Stock that are the subject of the Tag-Along Notice without commencing de novo the procedures set forth in this Section 4.01.
SECTION 4.02. Drag-Along Rights. (a) If a Gores Investor desires to effect a Sale, it shall have the right to require the Investor Stockholders to:
(i) sell all Common Stock and Preferred Stock held by them at the same price per share, for the same form of consideration (which shall be cash) and pursuant to the same terms and conditions as are applicable to the Gores Investor;
(ii) vote such Common Stock and Preferred Stock in favor of the transactions constituting a Sale;
(iii) tender their shares of Common Stock and Preferred Stock;
(iv) waive their appraisal or dissenters’ rights with respect to such transaction; and
(v) otherwise participate in such Sale on the same terms and conditions as are applicable to Gores.
Each Investor Stockholder agrees to take any and all action in furtherance of the foregoing reasonably requested by the Gores Investor.
(b) Each Investor Stockholder agrees to vote for the approval of the transaction constituting a Sale under this Section 4.02 and such agreement is given as a condition of this Agreement and as such is coupled with an interest and is irrevocable. This voting agreement shall remain in full force and effect throughout the time that this Section 4.02 is in effect.
(c) The Gores Investors will give each Investor Stockholder at least 7 Business Days advance notice of a Sale.

(d) Not later than 7 Business Days following the date a Gores Investor delivers a written notice to each of the Investor Stockholders that it has entered into or will enter into a definitive agreement with a purchaser in connection with a Sale within 10 Business Days of the date of such notice, each Investor Stockholder shall deliver one or more certificates representing the shares held by such Investor Stockholder to be transferred, accompanied by duly executed stock powers to an escrow agent pursuant to escrow arrangements reasonably acceptable to the Gores Investor and the Investor Stockholders providing for release concurrently with the consummation of such Sale and requiring the return thereof to each Investor Stockholder on the date 60 days after the date of such notice if such Sale has not been consummated by such 60th day. If any Investor Stockholder fails to deliver such certificates to the Gores Investor, then the Gores Investor shall provide written notice of such failure to the Company in accordance with Section 5.01. Upon receipt of such notice, the Company agrees that it shall not record the transfer of such shares on the books and records of the Company and shall promptly direct the Company’s transfer agent, if any, that the transfer agent shall also not record the transfer of such shares on the books and records of the Company. In connection with such Sale, no such Investor Stockholder shall be required to (i) make any representations other than Stockholder Representations or (ii) participate in any escrow or indemnity obligation relating to such Sale in excess of such Investor Stockholder’s pro rata participation in the Sale (based on proceeds to be received). Any indemnity obligation of an Investor Stockholder in connection with a Sale in which it will participate will be several and not joint and will be limited to its pro rata share of the actual amount of such indemnification obligation and in no event shall its payment (or deemed payment) in respect thereof, together with all other indemnification payments (or deemed payments) in respect of such Sale, be greater than (A) the amount of consideration actually received by it at or before the time such indemnification payment is made and (B) the forfeit by such Investor Stockholder of any consideration to which it is entitled but has not yet received (including, without limitation, as a result of an escrow agreement, earn-out or similar arrangement). (Upon such return, each Stockholder Investor shall be able to Transfer freely the Common Stock and Preferred Stock held by it, subject to Section 3.02 and subject to a new notice delivered pursuant to this Section 4.02(d).)
(e) The Company shall take all actions necessary or reasonably requested to consummate any Sale and shall use its reasonable best efforts to facilitate the Sale, including:
(1) securing the services of an investment bank, selected by the Gores Investor and reasonably acceptable to the Company to assist in procuring a purchaser;
(2) preparing or assisting in the preparation of due diligence materials;
(3) making such due diligence materials available to prospective purchasers;
(4) making its directors, officers and employees available to prospective purchasers for presentations and due diligence interviews; and
(5) entering into customary agreements with respect to the Sale.
SECTION 4.03. Preemptive Notice. (a) If securities are issued pursuant to an Eligible Offering, the Company shall give written notice (a “Preemptive Notice”) thereof to each Stockholder. The Preemptive Notice shall:
(1) specify the security or securities issued, the purchasers, the date of issuance (which date shall not be more than fifteen (15) days prior to the date of delivery of the Preemptive Notice), the consideration that the Company received therefor and all other material terms and conditions of such issuance, and

(2) contain an offer to sell to each Stockholder at the same price and for the same consideration paid or to be paid by the purchaser, an amount sufficient for such Stockholder to maintain its Pro Rata Portion of Common Stock prior to the issuance in the Eligible Offering.
(b) For a period of ten (10) Business Days following the delivery of such Preemptive Notice, each such Stockholder shall be entitled, by written notice to the Company, to elect to purchase all or part of the securities described therein. To the extent that elections pursuant to this Section 4.03 shall not be made with respect to any offered securities within such ten-Business Day period, then the Company shall not be obligated to issue to such Stockholder such securities for which such Stockholder has elected not to purchase. In the event that any such offer is accepted by any Stockholder, the Company shall sell to such Stockholder, and such Stockholder shall purchase from the Company for the consideration and on the terms set forth in the Preemptive Notice the securities that such Stockholder has elected to purchase within ten (10) Business Days of such Stockholder’s election to purchase such securities (subject to delay for satisfaction of any Conditions); provided that in no event shall such securities be purchased by an electing Stockholder prior to the issuance of the securities in the Eligible Offering triggering such Preemptive Notice.
(c) The Company shall in respect of any issuance of securities required to be issued pursuant to this Section 4.03 effect such increases in the authorized securities of the Company as may be necessary to permit such issuance. The Company shall comply with any applicable securities laws before issuing any securities pursuant to this Section 4.03 and shall not be in violation of the provisions hereof by reason of such compliance; provided, that it uses commercially reasonable efforts to so comply.
SECTION 4.04. Board of Directors. So long as the Original Investor Stockholders in the aggregate own the Minimum Number, the Board shall nominate for election as director, one nominee designated in writing to Gores and the Company by the holders of a majority of the Common Stock (including Preferred Stock on an as-converted basis) held by such Original Investor Stockholders. If such director is not reasonably acceptable to Gores, Gores shall notify the Original Investor Stockholders and they shall nominate replacement nominees until a replacement nominee is reasonably acceptable to Gores (the “Investor Nominee”). Gores agrees to vote or otherwise give Gores’ consent in respect of all shares of Common Stock owned by Gores for the election to the Board of the Investor Nominee. At such time as the Original Investor Stockholders in the aggregate own less than the Minimum Number, they shall request the Investor Nominee to resign and, if the Investor Nominee shall not resign, shall vote the Capital Stock held by them in favor of removal of the Investor Nominee.
SECTION 4.05. Charter Amendment. Each Stockholder hereby irrevocably agrees that at every meeting of the stockholders of the Company called, and at every postponement or adjournment thereof, and on every action or approval by written consent of the stockholders of the Company, it will vote all shares of Capital Stock owned by it in favor of the approval of the Charter Amendment (as defined in the Purchase Agreement), and any action in furtherance of the foregoing. From and after the date of this Agreement for a period of 9 months or, if earlier, the date of approval of the Charter Amendment by the stockholders of the Company, no Stockholder shall Transfer any shares of Capital Stock directly or indirectly without obtaining an agreement in writing from the Transferee whereby the Transferee agrees with the Company and the other Stockholders party hereto to be bound by the terms and provisions of this Section 4.05.

SECTION 4.06. Piggyback Registration Rights. If (but without any obligation to do so) the Company proposes to register any of its stock or other securities under the 1933 Act in connection with the public offering of such securities solely for cash (other than a registration on Form S-8 (or similar or successor form) relating solely to the sale of securities to participants in a Company stock plan or to other compensatory arrangements to the extent includable on Form S-8 (or similar or successor form), or a registration on Form S-4 (or similar or successor form)), the Company shall, at such time, promptly give each Investor Stockholder written notice of such registration. Upon the written request of each Investor Stockholder given within 15 days after mailing of such notice by the Company, the Company shall use its reasonable best efforts to cause to be registered under the 1933 Act all of the Registrable Securities that each such Stockholder has requested to be registered. The Company shall have no obligation under this Section 4.06 to make any offering of its securities, or to complete an offering of its securities that it proposes to make. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Investor Stockholders as a part of the written notice given pursuant to this Section 4.06. All Investor Stockholders requesting to distribute their securities through such underwriting shall, together with the Company, enter into an underwriting agreement in customary form with the underwriter or underwriters for such underwriting; provided, however, that the Investor Stockholders shall not be required by the Company to make any representations, warranties or indemnities except as they relate to such Investor Stockholder’s ownership of shares and authority to enter into the underwriting agreement and to such Investor Stockholder’s intended method of distribution, and the liability of such Investor Stockholder shall be limited to an amount equal to the net proceeds from the offering received by such Investor Stockholder.
(a) If the registration under this Section 4.06 is an underwritten registration on behalf of holders of securities of the Company, and if the underwriter advises the Company that marketing factors require a limitation of the number of shares to be underwritten, the underwriter may limit the number of Registrable Securities to be included in the registration and underwriting. The Company shall so advise all Investor Stockholders that would otherwise be underwritten pursuant hereto. The number of shares, including Registrable Securities, that may be included in the registration and underwriting shall be allocated as follows: (i) first, among holders of securities requesting such registration and CBS, if CBS is not the holder requesting such registration, to the extent, but only to the extent, CBS elects to participate in such underwritten offering pursuant to the CBS Registration Rights Agreement, in each case in proportion (as nearly as practicable) to the amount of registrable securities held by such holders, (ii) second, among (A) all of the Investor Stockholders that have elected to participate in such underwritten offering and (B) the Gores Investors, if the Gores Investors are not the holders requesting such registration, to the extent, but only to the extent, the Gores Investors elect to participate in such underwritten offering pursuant to the Gores Registration Rights Agreement, in each case in proportion (as nearly as practicable) to the amount of Registrable Securities held by such participating Investor Stockholders and the amount of shares of Common Stock (including the Preferred Stock on an as converted basis) held by the Gores Investors (iii) thereafter, among all other holders of Common Stock, if any, that have the right and have elected to participate in such underwritten offering, in proportion (as nearly as practicable) to the amount of shares of Common Stock owned by such holders.

(b) If the registration under this Section 4.06 is an underwritten registration on behalf of the Company and if the underwriter advises the Company that marketing factors require a limitation of the number of shares to be underwritten, the underwriter may limit the number of Registrable Securities to be included in the registration and underwriting. The Company shall so advise all Investor Stockholders that would otherwise be underwritten pursuant hereto. The number of shares, including Registrable Securities, that may be included in the registration and underwriting shall be allocated as follows: (i) first, the securities that the Company proposes to sell, (ii) second, among (A) all of the Investor Stockholders that have elected to participate in such underwritten offering, (B) the Gores Investors, if the Gores Investors are not the holders requesting such registration, to the extent, but only to the extent, the Gores Investors elect to participate in such underwritten offering pursuant to the Gores Registration Rights Agreement and (C) CBS, if CBS is not the holder requesting such registration, to the extent, but only to the extent, CBS elects to participate in such underwritten offering pursuant to the CBS Registration Rights Agreement, in each case in proportion (as nearly as practicable) to the amount of Registrable Securities held by such participating Investor Stockholders and the amount of shares of Common Stock (including the Preferred Stock on an as converted basis) held by the Gores Investors and CBS and (iii) thereafter, among all other holders of Common Stock, if any, that have the right and have elected to participate in such underwritten offering, in proportion (as nearly as practicable) to the amount of shares of Common Stock owned by such holders.
(c) Each Investor Stockholder agrees that if a managing underwriter reasonably determines it is necessary in order to effect such underwritten public offering, at such managing underwriter’s request, such Investor Stockholder will agree not to publicly sell any shares of Registrable Securities that are not included in an underwritten public offering described in this Section 4.06 for a period, not to exceed the lesser of (a) 120 days and (b) the number of days that the Company, any director or officer or any other selling stockholder is similarly restricted; provided that if any such Person is released from its obligations to not publicly sell, then all Investor Stockholders shall be released from their obligations under this Section 4.06(c) to the same extent.
(d) Each Investor Stockholder covenants and agrees that it will comply with the prospectus delivery requirements of the 1933 Act as applicable to it in connection with sales of Registrable Securities pursuant to a Registration Statement.
(e) Each Investor Stockholder agrees by its acquisition of such Registrable Securities that, upon receipt of a notice from the Company, such Investor Stockholder will forthwith discontinue disposition of such Registrable Securities under a Registration Statement until such Investor Stockholder’s receipt of the copies of the supplemented Prospectus and/or amended Registration Statement or until it is advised in writing by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement. The Company may provide appropriate stop orders to enforce the provisions of this paragraph.
SECTION 4.07. ADTV. The Gores Investors agree to provide the Board with all relevant information with respect to transactions by the Gores Investors that are required to be deducted from the calculation of “ADTV” as such term is defined in the Certificate of Designations for the Series B Preferred Stock.

ARTICLE V.
MISCELLANEOUS
SECTION 5.01. Notices. Except as otherwise specified herein, all notices and other communications required or permitted hereunder shall be in writing and shall be mailed by registered or certified mail, return receipt requested, postage prepaid or otherwise delivered by hand, messenger, facsimile transmission or by other means of electronic communication and shall be given to such party at its address, facsimile number or e-mail address, as the case may be, as set forth on the signature pages hereof or in the relevant Joinder Agreement or such other address, facsimile number or e-mail address as such party may hereafter specify in writing to the Secretary of the Company for the purpose by notice to the party sending such communication. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile or by other means of electronic communication before 5:30 p.m. (New York City time) on a Business Day and the sender on the same Business Day sends a confirming copy of such notice by U.S. mail or a recognized overnight delivery service, (ii) the Business Day after the date of transmission, if such notice or communication is delivered via facsimile or by other means of electronic communication later than 5:30 p.m. (New York City time) on any date and earlier than 11:59 p.m. (New York City time) on such date and if on such next Business Day, the sender sends a confirming copy of such notice by U.S. mail or a recognized overnight delivery service, (iii) the Business Day following the date of sending, if sent by nationally recognized overnight courier service, specifying next business day delivery or (iv) upon actual receipt by the party to whom such notice is required to be given if mailed by registered or certified mail, return receipt requested, postage prepaid or otherwise delivered by hand.
SECTION 5.02. Binding Effect; Benefits. This Agreement shall be binding upon and inure to the benefit of the parties to this Agreement and their respective successors and permitted assigns. Nothing in this Agreement, express or implied, is intended or shall be construed to give any person other than the parties to this Agreement or their respective successors or assigns any legal or equitable right, remedy or claim under or in respect of any agreement or any provision contained herein.
SECTION 5.03. Amendment. Other than as a result of the execution and delivery of a Joinder Agreement, this Agreement may not be amended, restated or modified in any respect except by a written instrument executed by Requisite Stockholders and the Company. The failure at any time to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of any of the parties thereafter to enforce each and every provision hereof in accordance with its terms.
SECTION 5.04. Assignability. Neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by either the Company or any Stockholder except as otherwise expressly stated hereunder or with the prior written consent of each other party. A transferee who is not a Related Person of a transferring Stockholder, shall not be entitled to execute a Joinder and such transferee shall not have, nor be subject to, the rights and obligations contained in this Agreement. Notwithstanding anything in this Agreement to the contrary, the rights set forth in Section 4.04 may not be assigned.

SECTION 5.05. Governing Law; Venue; Waiver of Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the Agreement (whether brought against a party hereto or its respective Affiliates, directors, officers, stockholders, employees or agents) shall be commenced exclusively in the state and U.S. federal courts sitting in The City of New York, Borough of Manhattan. Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the state and U.S. federal courts sitting in The City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or discussed herein (including with respect to the enforcement of any of this Agreement), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. If either party shall commence a proceeding to enforce any provisions of this Agreement, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its reasonable attorneys fees and other reasonable costs and expenses incurred with the investigation, preparation and prosecution of such proceeding.
SECTION 5.06. Enforcement. The parties expressly agree that the provisions of this Agreement may be specifically enforced against each of the parties hereto in any court of competent jurisdiction.
SECTION 5.07. Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision that is a reasonable substitute therefor and effects the original intent of the parties as closely as possible, and upon so agreeing, shall incorporate such substitute provision in this Agreement.
SECTION 5.08. Section and Other Headings. The section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.
SECTION 5.09. Counterparts. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. If any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof.

SECTION 5.10. Entire Agreement. This Agreement, together with the Exhibits hereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, both oral or written.
SECTION 5.11. Termination of Certain Provisions. All rights and obligations under this Agreement will terminate and be of no force and effect upon the earlier of (a) the date that is ten (10) years from the date hereof and (b) and the first date on which Gores and the Gores Investors own less than 15% of the Company’s Common Stock (including Preferred Stock on an as-converted basis).
SECTION 5.12. Information. The Company shall permit the representatives of each Original Investor Stockholder for so long as such Original Investor Stockholder owns at least 1% of the Common Stock outstanding on the date thereof (including any shares of Preferred Stock counted on an as-converted basis), at the Original Investor Stockholder’s expense and upon reasonable prior notice to the Company, to visit the principal executive offices of the Company, to discuss the affairs, finances and accounts of the Company and its Subsidiaries with the Company’s officers and, with the consent of the Company (which consent will not be unreasonably withheld), to visit the other offices and property of the Company and each Subsidiary, all at such reasonable times and as often as may be reasonably requested in writing. In addition, the Company will deliver to each Original Investor Stockholder such data and information relating to the business, operations, affairs, financial condition, assets or property of the Company or any of its Subsidiaries as from time to time may be reasonably requested by any such Original Investor Stockholder (including without limitation consolidated quarterly and annual financial statements of the Company and its Subsidiaries). Each Original Investor Stockholder hereby agrees to comply with the provisions of Section 19 “Confidential Information” of the Securities Purchase Agreement as if it was a New Noteholder subject to such agreement and such section is hereby incorporated herein mutatis mutandis.
[Signature Pages Follow]

IN WITNESS WHEREOF, the Company and each Stockholder have executed this Agreement as of the day and year first above written.

WESTWOOD ONE, INC.

By:	/s/ David Hillman

Name: David Hillman
Title: Chief Administrative Officer, Secretary and General Counsel

Notices:

Westwood One, Inc.
40 West 57th Street
5th Floor
New York, New York 10019
Attn: General Counsel
Phone: (212) 641-2000
Fax: (212) 641-2191
Email: dhillman@westwoodone.com

With a copy (which shall not constitute notice) to:

Skadden, Arps, Slate, Meagher & Flom LLP
300 South Grand Avenue
Suite 3400
Los Angeles, California 90071
Attn: Brian J. McCarthy
Phone: (213) 687-5000
Fax: (213) 687-5600
Email: brian.mccarthy@skadden.com
Investor Rights Agreement — Signature Page

S-1

GORES RADIO HOLDINGS, LLC

By:	The Gores Group, LLC, its Manager

By:	/s/ Steven G. Eisner

Name: Steven G. Eisner
Title: Vice President

Notices:

Gores Radio Holdings, LLC 10877 Wilshire Boulevard 18th Floor Los Angeles, California 90024 Attn: General Counsel Phone: (310) 209-3010 Fax: (310) 209-3310 Email: ehattler@gores.com

With a copy (which shall not constitute notice) to:

Gores Radio Holdings, LLC 10877 Wilshire Boulevard 18th Floor Los Angeles, California 90024 Attn: Ian Weingarten Phone: (310) 209-3010
Fax: (310) 209-310 Email: iweingarten@gores.com

With a copy (which shall not constitute notice) to:

Proskauer Rose LLP 2049 Century Park East 32nd Floor Los Angeles, California 90067 Attn: Michael A. Woronoff, Esq. Phone: (310) 557-2900
Fax: (310) 557-2193 Email: mworonoff@proskauer.com
Investor Rights Agreement — Signature Page

S-2

ING LIFE INSURANCE AND ANNUITY COMPANY
RELIASTAR LIFE INSURANCE COMPANY
SECURITY LIFE OF DENVER INSURANCE COMPANY
(successor by merger to Southland Life Insurance Company)

By:	ING Investment Management LLC,
as Agent

	By:	/s/ Christopher P. Lyons

		Name:	Christopher P. Lyons
		Title:	Senior Vice President

Notices:

c/o ING Investment Management LLC
5780 Powers Ferry Road NW, Suite 300
Atlanta, Georgia 30327-4347
Attn: Private Placements
Fax: (770) 690-5057

With a copy (which shall not constitute notice) to:

Bingham McCutchen LLP
One State Street
Hartford, CT 06103
Attn: Chip Fisher
[Signature Page for Investor Rights Agreement]

NEW YORK LIFE INSURANCE COMPANY

By:	/s/ Gail A. McDermott

	Name:	Gail A. McDermott
	Title:	Vice President

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

By:	New York Life Investment Management LLC,
its Investment Manager

	By:	/s/ Gail A. McDermott

		Name:	Gail A. McDermott
		Title:	Managing Director

NEW YORK LIFE INSURANCE AND ANNUITY
CORPORATION INSTITUTIONALLY OWNED
LIFE INSURANCE SEPARATE ACCOUNT (BOLI 3)

By:	New York Life Investment Management LLC,
its Investment Manager

	By:	/s/ Gail A. McDermott

		Name:	Gail A. McDermott
		Title:	Managing Director

Notices:

c/o New York Life Investment Management LLC
51 Madison Avenue
New York, New York 10010

With a copy (which shall not constitute notice) to:

Bingham McCutchen LLP
One State Street
Hartford, CT 06103
Attn: Chip Fisher
[Signature Page for Investor Rights Agreement]

ALLSTATE LIFE INSURANCE COMPANY

By:	/s/ Breege Farrell

	Name:	Breege Farrell

By:	/s/ Allen Dick

	Name:	Allen Dick
Authorized Signatories
Notices:

Allstate Investments LLC
Private Placements Department
3075 Sanders Road, STE G3A
Northbrook, Illinois 60062-7127
Fax: (847) 402-3092

With a copy (which shall not constitute notice) to:

Bingham McCutchen LLP
One State Street
Hartford, CT 06103
Attn: Chip Fisher
[Signature Page for Investor Rights Agreement]

MONUMENTAL LIFE INSURANCE COMPANY

By:	/s/ Bill Henricksen

	Name:	Bill Henricksen
	Title:	Vice President

Notices:

c/o AEGON USA Investment Management, LLC
Attn: Director of Private Placements
4333 Edgewood Road N.E.
Cedar Rapids, IA 52499-5335
Fax: 319-355-2666

With a copy (which shall not constitute notice) to:

Bingham McCutchen LLP
One State Street
Hartford, CT 06103
Attn: Chip Fisher
[Signature Page for Investor Rights Agreement]

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By:	Babson Capital Management LLC
as Investment Adviser

	By:	/s/ Elisabeth A. Perenick

		Name:	Elisabeth A. Perenick
		Title:	Managing Director

C.M. LIFE INSURANCE COMPANY

By:	Babson Capital Management LLC
as Investment Adviser

	By:	/s/ Elisabeth A. Perenick

		Name:	Elisabeth A. Perenick
		Title:	Managing Director

MASSMUTUAL ASIA LIMITED

By:	Babson Capital Management LLC
as Investment Adviser

	By:	/s/ Elisabeth A. Perenick

		Name:	Elisabeth A. Perenick
		Title:	Managing Director

Notices:

c/o Babson Capital Management LLC
1500 Main Street — Suite 2200
P.O. Box 15189
Springfield, MA 01115-5189
Attn: Securities Investment Divison

With a copy (which shall not constitute notice) to:

Bingham McCutchen LLP
One State Street
Hartford, CT 06103
Attn: Chip Fisher
[Signature Page for Investor Rights Agreement]

NATIONWIDE LIFE INSURANCE COMPANY
NATIONWIDE MUTUAL INSURANCE COMPANY
NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
NATIONWIDE LIFE INSURANCE COMPANY OF AMERICA
SCOTTSDALE INSURANCE COMPANY

By:	/s/ Thomas A. Gleason

	Name:	Thomas A. Gleason
	Title:	Authorized Signatory

Notices:

One Nationwide Plaza (1-33-07)
Columbus, Ohio 43215-2220 Attention: Corporate
Fixed-Income Securities
Facsimile:(614) 249-4553

With a copy (which shall not constitute notice) to:

Bingham McCutchen LLP
One State Street
Hartford, CT 06103
Attn: Chip Fisher
[Signature Page for Investor Rights Agreement]

HARTFORD FIRE INSURANCE COMPANY

By:	Hartford Investment Management Company,
Its Agent and Attorney-in-Fact

	By:	/s/ Ralph D. Witt

		Name:	Ralph D. Witt
		Title:	Vice President

Notices:

c/o Hartford Investment Management Company
c/o Portfolio Support
P. O. Box 1744
Hartford, Connecticut 06144-1744
Fax: (860) 297-8875/8876

With a copy (which shall not constitute notice) to:

Bingham McCutchen LLP
One State Street
Hartford, CT 06103
Attn: Chip Fisher
[Signature Page for Investor Rights Agreement]

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

By:	Prudential Investment Management, Inc.,
as investment manager

	By:	/s/ Paul H. Procyk

		Name:	Paul H. Procyk
		Title:	Vice President

Notices:

c/o Prudential Capital Group
Three Gateway Center, 18th Floor
100 Mulberry Street
Newark, NJ 07102
Attention: Managing Director
Fax: 212-626-2079

With a copy (which shall not constitute notice) to:

Bingham McCutchen LLP
One State Street
Hartford, CT 06103
Attn: Chip Fisher
[Signature Page for Investor Rights Agreement]

AMERITAS LIFE INSURANCE CORP.

By:	Summit Investment Partners, as Agent

	By:	/s/ Andrew S. White

		Name:	Andrew S. White
		Title:	Managing Director — Private Placements

ACACIA LIFE INSURANCE COMPANY

By:	Summit Investment Partners, as Agent

	By:	/s/ Andrew S. White

		Name:	Andrew S. White
		Title:	Managing Director — Private Placements

Notices:

c/o Summit Investment Partners
390 North Cotner Blvd.
Lincoln, NE 68505
Fax: (402) 467-6970

With a copy (which shall not constitute notice) to:

Bingham McCutchen LLP
One State Street
Hartford, CT 06103
Attn: Chip Fisher
[Signature Page for Investor Rights Agreement]

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent and Lender

By:	/s/ Neil R. Boylan

	Name:	Neil R. Boylan
	Title:	Managing Director

Notices:

With a copy (which shall not constitute notice) to:

Bingham McCutchen LLP
One State Street
Hartford, CT 06103
Attn: Chip Fisher
[Signature Page for Investor Rights Agreement]

BANK OF AMERICA, N.A.

By:	/s/ F.A. Zagar

Name:	F.A. Zagar
Title:	SVP

Notices:

Fred Zagar
Bank of America
335 Madison Avenue, NY1-503-05-06
New York, NY 10017
Fax: 704-602-3697

and

Pamela Tsao
Bank of America
335 Madison Avenue, NY1-503-05-06
New York, NY 10017
Fax: 704.602.3694

With a copy (which shall not constitute notice) to:

Bingham McCutchen LLP
One State Street
Hartford, CT 06103
Attn: Chip Fisher
[Signature Page for Investor Rights Agreement]

SUNTRUST BANK

By:	/s/ Kip Hurd

	Name:	Kip Hurd
	Title:	First Vice President

Notices:

Kip Hurd, First Vice President
SunTrust Bank
919 E. Main St., 22nd Floor
Richmond, VA 23219
Fax: 804-782-7548

With a copy (which shall not constitute notice) to:

Bingham McCutchen LLP
One State Street
Hartford, CT 06103
Attn: Chip Fisher
[Signature Page for Investor Rights Agreement]

E.SUN COMMERCIAL BANK, LTD.,
LOS ANGELES BRANCH

By:	/s/ Homer Hou

	Name:	Homer Hou
	Title:	AVP & Credit Manager

Notices:

Edward Chen
E.Sun Commercial Bank, Ltd., Los Angeles Branch
17700, Castleton Street, Suite 500
City of Industry, CA 91748
Fax: 626-839-5531

With a copy (which shall not constitute notice) to:

Bingham McCutchen LLP
One State Street
Hartford, CT 06103
Attn: Chip Fisher
[Signature Page for Investor Rights Agreement]

THE BANK OF NEW YORK MELLON

By:	/s/ Gordon B. Berger

	Name:	Gordon B. Berger
	Title:	Managing Director

Notices:

Gordon Berger
The Bank of New York Mellon
One Wall Street
New York, NY 10286
Fax 212-635-7290

With a copy (which shall not constitute notice) to:

Bingham McCutchen LLP
One State Street
Hartford, CT 06103
Attn: Chip Fisher
[Signature Page for Investor Rights Agreement]

UNION BANK, N.A.

By:	/s/ Daniel J. Isenberg

	Name:	Daniel J. Isenberg
	Title:	Vice President

Notices:

UNION BANK — Special Assets
445 South Figueroa St. Ste 403
Los Angeles, CA 90071
Attn: Daniel Isenberg

With a copy (which shall not constitute notice) to:

Bingham McCutchen LLP
One State Street
Hartford, CT 06103
Attn: Chip Fisher
[Signature Page for Investor Rights Agreement]

BANK OF TOKYO-MITSUBISHI UFJ TRUST COMPANY

By:	/s/ David Noda

	Name:	David Noda
	Title:	VP and Manager

Notices:

Bank of Tokyo-Mitsubishi UFJ Trust Company
Special Assets Department
1251 Avenue of the Americas
New York, NY 10020
T: 212-782-4838
F: 212-782-4971
Attn: Monique Morreale

With a copy (which shall not constitute notice) to:

Bingham McCutchen LLP
One State Street
Hartford, CT 06103
Attn: Chip Fisher
[Signature Page for Investor Rights Agreement]

FIRST COMMERCIAL BANK, NEW YORK AGENCY

By:	/s/ Jenn-Hwa Wang

	Name:	Jenn-Hwa Wang
	Title:	VP & General Manager

Notices:

First Commercial Bank, New York Agency
750 3rd Ave, 34th FL
New York, NY 11375
Attn: Wayne Lu
Fax: 212-599-6133

With a copy (which shall not constitute notice) to:

Bingham McCutchen LLP
One State Street
Hartford, CT 06103
Attn: Chip Fisher
[Signature Page for Investor Rights Agreement]

EXHIBIT A
JOINDER AGREEMENT
WHEREAS, simultaneously with the execution of this Agreement, the undersigned is acquiring [Common Stock (the “Common Stock”), par value $0.01 per share of Westwood One, Inc. (the “Company”)] [and] [Series A-1 Convertible Preferred Stock, par value $0.01 per share, of the Company (the “Series A-1 Preferred Stock”)] [and] [Series B Convertible Preferred Stock, par value $0.01 per share, of the Company (the “Series B Preferred Stock”)] [and, together with the Common Stock [and the Series A-1 Preferred Stock], the “Stock”)]; and
WHEREAS, as a condition to the acquisition of the Stock, the undersigned has agreed to join in a certain Investor Rights Agreement (the “Investor Rights Agreement”) dated as of April 23, 2009 among Westwood One, Inc. and the Stockholders (as such term is defined in the Investor Rights Agreement) party thereto; and
WHEREAS, the undersigned understands that execution of this Agreement is a condition precedent to the acquisition of the Stock;
NOW, THEREFORE, as an inducement to both the transferor of the Stock and the other Stockholders (as such term is defined in the Investor Rights Agreement), to Transfer (as such term is defined in the Investor Rights Agreement) and to allow the Transfer of the Stock to the undersigned, the undersigned agrees as follows:
1. The undersigned hereby represents and warrants that it purchased or received all of the shares of Common Stock (including shares of Preferred Stock counted on an as converted basis) held by an Original Stockholder as of the date of the Investor Rights Agreement in a private sale or transfer.
2. The undersigned hereby joins in the Investor Rights Agreement and agrees to be bound by the terms and provisions of the Investor Rights Agreement as an Investor Stockholder.
3. The undersigned hereby consents that the certificate or certificates to be issued to the undersigned representing the Stock shall be legended as follows:
(i) With respect to the Common Stock:
“These securities have not been registered under the Securities Act of 1933, as amended, or under the securities laws of any state, and, accordingly cannot be offered, sold or transferred unless and until they are so registered under such Act and applicable state securities laws or unless exemption is then available under such Act and such laws. ”
(ii) With respect to the Series A-1 Preferred Stock and the Series B Preferred Stock:
“Neither these securities nor the shares of Common Stock issuable upon conversion have been registered under the Securities Act of 1933, as amended, or under the securities laws of any state, and, accordingly cannot be offered, sold or transferred unless and until they are so registered under such Act and applicable state securities laws or unless exemption is then available under such Act and such laws. ”

(iii) With respect to the Common Stock, the Series A-1 Preferred Stock and the Series B Preferred Stock:
“The securities represented by this certificate are also subject to the terms and conditions of an Investor Rights Agreement dated as of April 23, 2009, as it may be amended from time to time. The Investor Rights Agreement contains, among other things, certain tag-along and drag-along rights and restrictions applicable to the securities. A copy of the Investor Rights Agreement is available upon request from the Company.”
IN WITNESS WHEREOF, the undersigned has executed this Agreement this  _____  day of  _____, 20  _____.

Name: Title:

Notices:

With a copy (which shall not constitute notice) to:

EXHIBIT B

Consent of Spouse
I,  _____, spouse of  _____, have read and hereby approve the Investor Rights Agreement, dated as of April 23, 2009, among Westwood One, Inc., a Delaware corporation (the “Company”) and Gores Radio Holdings, LLC and the other parties signatory thereto (the “Investor Rights Agreement”). I agree to be bound by the provisions of the Investor Rights Agreement insofar as I may have any rights in said Investor Rights Agreement or any shares of Capital Stock covered thereby under the community property laws or similar laws relating to marital property in effect in the state of our residence as of the date of the signing of the Investor Rights Agreement.
Dated: ________________, 20__